SUMMARY PROSPECTUS
JOHNSON MUNICIPAL INCOME FUND
Fund Ticker: JMUNX
May 1, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800) 541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

Johnson Mutual Funds Trust
www.johnsonmutualfunds.com

TICKER: JMUNX
INVESTMENT OBJECTIVE
A high level of federally tax-free income over the long term consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None
Exchange Fee	None
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Shareholder Servicing Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that you invest $10.000 in the fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost will be:
1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 36.07% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES OF THE FUND
Under normal market conditions, the fund will invest at least 80% of its net assets, plus any amount for borrowing, in investment grade municipal securities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities that provide income that is exempt from both Ohio and regular federal income tax.
The fund may concentrate its investments in a particular segment of the bond market. The fund does not limit itself to securities of a particular maturity range, however, a majority of its assets will typically be invested in intermediate to long-term maturities (3 years or longer).
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund. All of the risks listed below are significant to the fund, regardless of the order in which they appear.
Credit Risk — The issuer of the fixed income security (including some government agencies) may not be able to make interest and principal payments when due, resulting in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes.
Geographic Risk — Because the fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A potential rise in interest rates may result in periods of volatility and increased redemptions.

JOHNSON MUNICIPAL INCOME FUND | SUMMARY PROSPECTUS | MAY 1, 2026

Management Risk — The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.
Market Risk — The fund value might decrease in response to general market and economic conditions.
Market and Geopolitical Risk — The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.
Municipal Securities Risk — Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the fund’s investments in such securities. Municipal general obligation debt issuers may not be able to levy or collect enough taxes as necessary to make full and timely payments to investors. Municipal revenue obligation debt issuers may experience shortfalls in revenues, such as sales taxes, fuel taxes, or hotel occupancy taxes, generated by the particular project being financed. The fund may be more sensitive to adverse economic, business, or political developments if it invests a substantial portion of its assets in bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in Ohio.
Political Risk — Substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
Segment Risk — Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds with the segment in the same manner.
AVERAGE ANNUAL TOTAL RETURNS
The chart and table below show the variability of the fund’s returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year for the last 10 years. The table shows how the fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.johnsonmutualfunds.com or by calling 1-800-541-0170.
Best Quarter: 4Q2023, 7.99% Worst Quarter: 1Q2022, -6.06%
Average Annual Total Returns as of December 31, 2025
After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities.
	Inception Date	One Year	Five Year	Ten Year
Before taxes	5/16/1994	3.71%	0.36%	1.66%
After Taxes on Distributions		3.69%	0.34%	1.63%
After Taxes on Distributions and Sale of Fund Shares		3.62%	0.87%	1.79%
Bloomberg Municipal Bond Index		4.25%	0.80%	2.34%
Bloomberg Municipal AA Total Return Index		4.21%	0.66%	2.16%

JOHNSON MUNICIPAL INCOME FUND | SUMMARY PROSPECTUS | MAY 1, 2026

The fund’s broad-based securities market index is the Bloomberg Municipal Bond Index, which measures the performance of long-term tax-exempt bond market in the United States.
The Bloomberg Municipal AA Index is a specialized subset of the broader Bloomberg U.S. Municipal Index, focusing on high-quality, tax-exempt municipal bonds rated AA or better. It tracks long-term, USD-denominated fixed-rate bonds issued by state and local governments, acting as a benchmark for high-grade municipal investments. This Index reflects the market sector in which the fund invests and is utilized by the Adviser for measuring performance.
The index is unmanaged, market capitalization weighted, includes net reinvested dividends, does not reflect fees or expenses (which would lower return), and is not available for direct investment.
PORTFOLIO MANAGEMENT
INVESTMENT ADVISER
Johnson Investment Counsel, Inc.
PORTFOLIO MANAGERS
The fund is managed by a team of portfolio managers. Michael Leisring, CFA, has been the team leader of the fund management team since 2013, and a member of the team since 2003. David Theobald, CFA, and Emilia Connor-Brady, CFA, have been fund management team members since 2016 and 2023, respectively.
PURCHASE OR SALE OF FUND SHARES
Minimum Initial Investment
$1,000,000
Minimum Additional Investment
$100
The Adviser may, at its sole discretion, waiver these minimums for existing clients of the Adviser and other related parties, as well as in certain other circumstances.
Shares may be purchased or redeemed at the fund’s net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange. You may buy or sell shares on any business day. This includes any day that the fund is open for business, other than weekends, and days on which the New York Stock Exchange (NYSE) is closed, including holidays. Purchases and redemptions can be made through the fund’s Transfer Agent, Ultimus Fund Solutions, Regular/Express Mail, P.O. Box 46707, Cincinnati, OH 45246 or Overnight Mail, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. You may contact the Transfer Agent at 833-913-5253 or your Johnson Portfolio Manager at 800-541-0170 for information about how to purchase or redeem fund shares by check, wire, electronic bank transfer or exchange.
TAX INFORMATION
The dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes.